UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 15, 2024

AMPLIFY ENERGY CORP.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-35512	82-1326219
(State or other jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Dallas Street, Suite 1700

Houston, Texas   77002

(Address of Principal Executive Offices, including Zip Code)

(832) 219-9001

(Registrant’s telephone number, including area code)

Not applicable

(Former name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b)

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AMPY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 15, 2024, Amplify Energy Corp. (the “Company”) held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”) virtually for the following purposes: (1) to elect seven directors to serve on the Company’s board of directors with a term of office expiring at the 2025 Annual Meeting of Stockholders; (2) to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024; (3) to approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers; (4) to approve the Amplify Energy Corp. 2024 Equity Incentive Plan; and (5) to vote on a stockholder proposal requesting the Company to take the necessary steps to achieve a sale, merger, or orderly liquidation in three years or less. The proposals voted upon at the Annual Meeting and the final voting results are indicated below. For additional information on these proposals, please see the Company’s proxy statement on Schedule 14A that was filed with the Securities and Exchange Commission on April 5, 2024.

Proposal 1 — Election of Directors

Deborah G. Adams, James E. Craddock, Patrice Douglas, Christopher W. Hamm, Vidisha Prasad, Todd R. Snyder and Martyn Willsher were elected to continue to serve as the Company’s directors until the 2025 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified. Votes regarding the persons elected as directors were as follows:

Nominee	For	Against	Abstain	Broker Non-Votes
Deborah G. Adams	17,897,710	2,764,698	116,746	12,091,971
James E. Craddock	18,489,126	2,172,415	117,613	12,091,971
Patrice Douglas	17,283,553	3,304,487	191,114	12,091,971
Christopher W. Hamm	20,061,263	587,437	130,454	12,091,971
Vidisha Prasad	19,394,522	1,266,621	118,011	12,091,971
Todd R. Snyder	18,900,271	1,747,181	131,702	12,091,971
Martyn Willsher	20,084,748	536,565	157,841	12,091,971

Proposal 2 — Ratification of the Appointment of Deloitte & Touche LLP as Independent Registered Public Accounting Firm

The appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2024 was ratified. The voting results were as follows:

For	Against	Abstain
32,417,160	327,180	126,785

Proposal 3 — Approval of the Compensation, on a Non-Binding Advisory Basis, of the Company’s Named Executive Officers

The compensation of the Company’s named executive officers was approved, on a non-binding advisory basis, as follows:

For	Against	Abstain	Broker-Non-Votes
18,651,789	1,932,641	194,724	12,091,971

Proposal 4 — Approval of the Amplify Energy Corp. 2024 Equity Incentive Plan

The Amplify Corp. 2024 Equity Incentive Plan was approved, as follows:

For	Against	Abstain	Broker-Non-Votes
17,356,321	3,255,017	167,816	12,091,971

Proposal 5 — Stockholder Proposal Requesting the Company to Take the Necessary Steps to Achieve a Sale, Merger, or Orderly Liquidation in Three Years or Less

The stockholder proposal requesting the Company to take the necessary steps to achieve a sale, merger, or orderly liquidation in three years or less was rejected as follows:

For	Against	Abstain	Broker-Non-Votes
4,197,646	16,474,426	107,082	12,091,971

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMPLIFY ENERGY CORP.

Dated: May 15, 2024

	By:	/s/ Martyn Willsher
	Name:	Martyn Willsher
	Title:	President and Chief Executive Officer